THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON [SEVENTH ANNIVERSARY OF THE CLOSING DATE] (THE “EXPIRATION DATE”).

No. __________

Issuance Date: __________

HOUSE OF TAYLOR JEWELRY, INC.

WARRANT TO PURCHASE _______ SHARES OF

COMMON STOCK, PAR VALUE $0.0001 PER SHARE

For VALUE RECEIVED, ____________________ (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from House of Taylor Jewelry, Inc., a Nevada corporation (“Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to $0.95 (the exercise price in effect being herein called the “Warrant Price”), ______ shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.  This Warrant is being issued pursuant to the Purchase Agreement, dated as of August 17, 2007 (the “Purchase Agreement”), among the Company and the initial holders of the Company Warrants (as defined below).  Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

Section .

Registration.  The Company shall maintain books for the transfer and registration of the Warrant.  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section .

Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration.  Subject to such restrictions, the

Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section .

Exercise of Warrant.  Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time prior to its expiration upon delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds (or by cashless exercise as provided below) of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder).  The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered, provided that if the aggregate Warrant Price for that number of Warrant Shares then being purchased shall have been paid or the completed Exercise Agreement shall have been delivered to the Company after the close of business on any Business Day, then the Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as of the of the close of  business on the next following Business Day.  The Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Warrantholder, credit such aggregate number of Warrant Shares to which the Warrantholder is entitled pursuant to such exercise to the Warrantholder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Agreement, a certificate, registered in the Company's share register in the name of the Warrantholder or its designee, for the number of shares of Common Stock to which the Warrantholder is entitled pursuant to such exercise within a reasonable time, not exceeding three (3) Business Days, after the Business Day on which this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Exercise Agreement.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised.  As used herein, “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.  Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in Section 5 of the Purchase Agreement are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

If (1) a certificate representing the Warrant Shares, or a credit for such Warrant Shares at the Warrantholder’s balance account with DTC through its DWAC system, is not delivered to the Warrantholder within three (3) Business Days following the Business Day on which the Warrantholder has duly exercised this Warrant and (2) prior to the time such certificate is received by the Warrantholder, the Warrantholder, or any third party on behalf of the Warrantholder or for the Warrantholder’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Warrantholder of shares represented by such certificate (a “Buy-In”), then the Company shall, within three (3) Business Days after the Warrantholder's request and in the Warratholder's discretion, either (i) pay cash to the Warrantholder in an amount equal to the Warrantholder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Warrantholder a certificate or certificates representing such Warrant Shares and pay cash to the Warrantholder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  In addition to the foregoing, If the Company shall fail for any reason or for no reason to issue to the Warrantholder within three (3) Business Days of the due exercise of this Warrant by the Warrantholder, a certificate for the number of shares of Common Stock to which the Warrantholder is entitled, then, in addition to all other remedies available to the Warrantholder, the Company shall pay in cash to the Warrantholder on each day after such third Business Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Warrantholder on a timely basis and to which the Warrantholder is entitled and (B) the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Warrantholder without violating Section 3.

Section .

Compliance with the Securities Act of 1933. Except as provided in the Purchase Agreement, the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section .

Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section .

Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section .

Reservation of Common Stock.  The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, 130% of the number of shares of Common Stock of the Company sufficient to provide for the exercise of the rights of purchase represented by this Warrant.  The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8.

Adjustments.  Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)

If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above.  Such adjustments shall be made successively whenever any event listed above shall occur.

(b)

If the Company enters into or is a  party to a Fundamental Transaction, then, as a condition of such Fundamental Transaction, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such Fundamental Transaction not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Fundamental Transaction shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive Fundamental Transaction.  Notwithstanding the foregoing and the provisions of Section 8(b) above, in the event of a Fundamental Transaction where the Successor Entity is not a Public Successor, if the Warrantholder has not exercised the Warrant in full prior to the consummation of the Fundamental Transaction, then the Company may enter into a Fundamental Transaction pursuant to which the Warrantholder shall receive, simultaneously with the consummation of the Fundamental Transaction, in lieu of the warrant referred to in Section 4(b) cash in the amount equal to the value of the remaining unexercised portion of this Warrant on the date of such consummation, which value shall be determined by use of the Black and Scholes Option Pricing Model reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (B) an expected volatility equal to the greater of 60% and the 100 day volatility obtained from the HVT function on Bloomberg.

(c)

If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Warrantholder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Warrantholder could have acquired if the Warrantholder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(d)

An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)

In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

(f)

Except as provided in subsection (g) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (f)(l) through (f)(7) hereof, deemed to have issued or sold, any Additional Shares of Common Stock for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold; provided, however, that in no event shall the Warrant Price after giving effect to such Trigger Issuance be greater than the Warrant Price in effect prior to such Trigger Issuance.

For purposes of this subsection (f), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subsection (f), other than Excluded Issuances (as defined in subsection (g) hereof).

For purposes of this subsection (f), the following subsections (f)(l) to (f)(7) shall also be applicable:

(f)(1)  Issuance of Rights or Options.  In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price.  Except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(f)(2)  Issuance of Convertible Securities.  In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of subsection 8(f).

(f)(3) Change in Option Price or Conversion Rate.  Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(f)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2), or the rate at which Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.  On the termination of any Option for which any adjustment was made pursuant to this subsection 8(f) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 8(f) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(f)(4) Stock Dividends.  Subject to the provisions of this Section 8(f), in case the Company shall declare or pay a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(f)(5) Consideration for Stock.  In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.  In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.  In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.  If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Warrantholder).  The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder as to the fair market value of the Additional Rights.  In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value of the Additional Rights, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.

(f)(6) Record Date.  In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(f)(7) Treasury Shares.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this subsection (f).

(g)

Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (C) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, and (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant) (collectively, “Excluded Issuances”).

~~(h)~~

~~Upon any adjustment to the Warrant Price pursuant to Section 8(f) above, the number of Warrant Shares purchasable hereunder shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately thereafter.~~

(i)

To the extent permitted by applicable law and the listing requirements of any stock market or exchange on which the Common Stock is then listed, the Company from time to time may decrease the Warrant Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive.  Whenever the Warrant Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Warrantholder at least five (5) days prior to the date the decreased Warrant Price takes effect, and such notice shall state the decreased Warrant Price and the period during which it will be in effect.

Section 9.

Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.

Extension of Expiration Date.  If the Company fails to cause any Registration Statement covering Registrable Securities (as defined in the Registration Rights Agreement) to be declared effective prior to the applicable dates set forth therein, or if any of the events specified in Section 2(c)(ii) of the Registration Rights Agreement occurs, and the Blackout Period (as defined in the Registration Rights Agreement) (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.

Section 11.

Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 12.

Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 13.

Identity of Transfer Agent.  The Transfer Agent for the Common Stock is ComputerShare.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14.

Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

House of Taylor Jewelry, Inc.

9200 Sunset Boulevard, Suite 425

West Hollywood, California 90069

Attention:  Jack Abramov, President

Fax:  (310) 860-2661

With a copy (not constituting notice) to:

Law Offices of Aaron A. Grunfeld

9200 Sunset Boulevard, 9th Floor

Los Angeles, California 90069

Attention:  Aaron A. Grunfeld, Esq.

Fax:  (310) 788-6677

Section 15.

Registration Rights.  The initial Warrantholder is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Warrantholder may be entitled to such rights.

Section 16.

 Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 17.

Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 18.

Cashless Exercise.  The Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of a Net Issue Election Notice, in the form annexed hereto as Appendix B, duly executed, to the Company.  Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A - B)

       A

where

X =

the number of shares of Common Stock to which the Warrantholder is entitled upon such cashless exercise;

Y =

the total number of shares of Common Stock covered by this Warrant for which the Warrantholder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares as to which the purchase rights are to be canceled as payment therefor);

A =

the “Market Price” of one share of Common Stock as at the date the net issue election is made; and

B =

the Warrant Price in effect under this Warrant at the time the net issue election is made.

In the case of a dispute as to the determination of the Warrant Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Warrantholder the number of Warrant Shares that are not disputed and resolve such dispute in the manner described below. In the case of a dispute as to the determination of the Warrant Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Net Issue Election Notice giving rise to such dispute, as the case may be, to the Warrantholder. If the Warrantholder and the Company are unable to agree upon such determination or calculation of the Warrant Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Warrantholder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Warrant Price to an independent, reputable investment bank selected by the Company and approved by the Warrantholder (such approval not to be unreasonably withheld or delayed) or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Warrantholder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

Section 19.

Limitations on Exercises.1

(a)

Beneficial Ownership.  The Company shall not effect the exercise of this Warrant, and the Warrantholder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the shares of Common Stock outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Warrantholder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-KSB, Form 10-QSB, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  For any reason at any time, upon the written request of the Warrantholder, the Company shall within two Business Days confirm orally and in writing to the Warrantholder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including Warrants, by the Warrantholder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, the Warrantholder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Warrantholder and not to any other Warrantholder of Warrants.

(b)

Principal Market Regulation.  The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of

Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise, redemption or conversion, as applicable, of the Warrants or otherwise without breaching the Company's obligations under the rules or regulations of the Principal Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Warrantholders holding at least a majority of shares of Common Stock underlying the Warrants then outstanding.  Until such approval or written opinion is obtained, no Warrantholder shall be issued in the aggregate, upon exercise or conversion, as applicable, of any Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total number of shares of Common Stock underlying the Warrants issued to such Investor pursuant to the Purchase Agreement on the Issuance Date and the denominator of which is the aggregate number of shares of Common Stock underlying the Warrants issued to the Investors pursuant to the Purchase Agreement on the Issuance Date (with respect to each Investor, the "Exchange Cap Allocation").  In the event that any Investor shall sell or otherwise transfer any of such Investor's Warrants, the transferee shall be allocated a pro rata portion of such Investor's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee.  In the event that any holder of Warrants shall exercise all of such holder's Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Warrants then held by each such holder.  In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 19(b), the Company shall pay cash in exchange for cancellation of such Warrant Shares, at a price per Warrant Share equal to the difference between the Closing Sale Price and the Warrant Price as of the date of the attempted exercise.

Section 20.

No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 21.

Amendment; Waiver.  This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the Purchase Agreement and initially covering an aggregate of up to 16,578,948 shares of Common Stock (collectively, the “Company Warrants”).  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Company Warrants (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder.

Section 22.

Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

Section 23.  Definitions.

(a)

"Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Warrantholder.  If the Company and the Warrantholder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(b)

"Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(c)

"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock (other than a forward or reverse stock split), or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(d)

"Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(e)

"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(f)

"Principal Market" means The NASDAQ Capital Market.

(g)

"Required Holders" means the holders of the Warrants representing at least a majority of shares of Common Stock underlying the Warrants then outstanding.

(h)

"Successor Entity" means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(i)

"Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that "Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(j)

"Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders.  If the Company and the Required Holders are unable to agree upon the fair market value of the such security, then such dispute shall be resolved pursuant to Section 18 with the term "Weighted Average Price" being substituted for the term "Warrant Price." All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the ______ day of ______, 2007.

HOUSE OF TAYLOR JEWELRY, INC.

By:___________________________

Name:

Title:

APPENDIX A

HOUSE OF TAYLOR JEWELRY, INC.

WARRANT EXERCISE FORM

To House of Taylor Jewelry, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________

Name

________________________________

Address

________________________________

________________________________

Federal Tax ID or Social Security No.

and delivered by

(certified mail to the above address, or

(electronically (provide DWAC Instructions:___________________), or

(other (specify): __________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note:  The signature must correspond with

Signature:______________________________

the name of the Warrantholder as written

on the first page of the Warrant in every

______________________________

particular, without alteration or enlargement

Name (please print)

or any change whatever, unless the Warrant

has been assigned.

______________________________

______________________________

Address

______________________________

Federal Identification or

Social Security No.

Assignee:

_______________________________

_______________________________

_______________________________

20

APPENDIX B

HOUSE OF TAYLOR JEWELRY, INC.

NET ISSUE ELECTION NOTICE

To: House of Taylor Jewelry, Inc.

Date:[_________________________]

The undersigned hereby elects under Section 18 of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock.  The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

_________________________________________

Signature

_________________________________________

Name for Registration

_________________________________________

Mailing Address

21